UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

AMENDMENT NO. 1
TO
FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 6, 2021

Science 37 Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39727	84-4278203
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Corporate Pointe Suite 320 Culver City, CA	90230
(Address of principal executive offices)	(Zip Code)

(984) 377-3737
Registrant’s telephone number, including area code

LifeSci Acquisition II Corp.

250 West 55th Street, #3401

New York, New York 10019

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SNCE	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

Unless the context otherwise requires, “we,” “us,” “our,” “S37” and the “Company” refer to Science 37 Holdings, Inc., a Delaware corporation, and its consolidated subsidiaries, including Science 37, Inc., following the Closing (as defined below). Unless the context otherwise requires, references to “LSAQ” refer to LifeSci Acquisition II Corp., a Delaware corporation, prior to the Closing. All references herein to the “Board” refer to the board of directors of the Company.

Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement /Prospectus (as defined below) in the section entitled “Frequently Used Terms” beginning on page 1 thereof, and such definitions are incorporated herein by reference.

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed with the SEC on October 13, 2021 (the “Original Form 8-K”). The Company is filing this Amendment to the Original Form 8-K to (a) supplement Item 1.01 and Item 5.03 solely to include the specific disclosures contained below and include a new exhibit 10.20, (b) amend and restate Item 9.01 to include (i) the unaudited condensed consolidated financial statements of the Company as of September 30, 2021 and for the three and nine months ended September 30, 2021 and 2020 as Exhibit 99.3, (ii) the Management’s Discussion and Analysis of Financial Conditions and Results of Operations of the Company for the three and nine months ended September 30, 2021 and 2020 as Exhibit 99.4 and (iii) the unaudited pro forma condensed combined financial information of the Company for the year ended December 31, 2020 and as of and for the nine months ended September 30, 2021 as Exhibit 99.2, and (c) update Exhibits 3.1, 4.3, 10.13, 10.16 and 10.17 to reflect the documents as actually entered into or adopted, as applicable, at the Closing.

Except as set forth herein, the Original Form 8-K otherwise remains unchanged.

Item 1.01. Entry into a Material Definitive Agreement

Director Nomination Agreement

In connection with the closing of the Business Combination (the “Closing”), LSAQ, LifeSci Holdings LLC (the “Sponsor”), Science 37, Inc. (“Legacy Science 37”) and certain stockholders of Legacy Science 37 (such stockholders, the “Stockholders”) entered into that certain Director Nomination Agreement, dated October 6, 2021 (the “Director Nomination Agreement”), to provide for certain governance matters relating to the Company.

Pursuant to the terms of the Director Nomination Agreement, the size of the board of directors of the Company (the “Board”) initially consists of seven directors (the “Initial Board”).At least three of the independent directors must meet the independence requirements under Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended and the rules of NASDAQ Stock Market (“Nasdaq”) with respect to service on the audit committee of the Board (each, an “Audit Committee Qualified Director”). The Initial Board consists of: (i) the Chief Executive Officer of the Company following the Closing, who is David Coman; (ii) one independent director who meets the independence requirements under the rules and regulations of Nasdaq designated by the Redmile Stockholder (as defined in the Director Nomination Agreement), who is Robert Faulkner; (iii) one independent designated by the Lux Stockholder (as defined in the Director Nomination Agreement), who is Adam Goulburn; (iv) one independent designated by the PPD Stockholder (as defined in the Director Nomination Agreement), who is Bhooshi DeSilva; and (v) three additional independent directors, who are John W. Hubbard, Neil Tiwari and Emily Rollins.

Upon the first vacancy on the Board, so long as the Sponsor (together with its affiliates) beneficially owns more than 1% of the issued and outstanding common stock of the Company and subject to the terms and conditions of the Director Nomination Agreement, the Sponsor is entitled to designate one independent director (the “LSAQ Director”) to the Board who will be appointed as a Class III director.

Subject to the rules of the Nasdaq, from and after October 6, 2021, each Stockholder is entitled to nominate one person to continue to serve on the Board until such time as he holds less than 10% of the issued and outstanding common stock of the Company, and the Company will include such nominees in its proxy materials for each applicable meeting of stockholders and, subject to applicable law and the exercise of fiduciary duties, recommend to the Company stockholders that each such nominee be elected at such meeting. Mr. Faulkner will serve as the initial Chairman of the Board and any successor Chairman of the Board will be designated as provided in the bylaws of the Company.

The foregoing description of the Director Nomination Agreement is qualified in its entirety by reference to the full text of the Director Nomination Agreement, a copy of which is filed as Exhibit 10.20 to this Report, and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective as of the Closing, the Board approved a fiscal year of the Company beginning on January 1 of each year and ending on December 31 of each year, with such change to the fiscal year commencing on January 1, 2022.

Item 9.01. Financial Statement and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of Legacy Science 37 as of December 31, 2020 and 2019 and for the years then ended are included in the Proxy Statement/Prospectus beginning on page F-36 and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of Legacy Science 37 as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020 are included in the Proxy Statement/Prospectus beginning on page F-21 and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of the Company as of September 30, 2021 and for the three and nine months ended September 30, 2021 and 2020 are filed as Exhibit 99.3 and is incorporated herein by reference.

The Management’s Discussion and Analysis of Financial Condition of the Company as of September 30, 2021 and for the three and nine months ended September 30, 2021 and 2020 are filed as Exhibit 99.4 and is incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company as of September 30, 2021 and for the nine months then ended and for the year ended December 31, 2020 is filed as Exhibit 99.2 and is incorporated herein by reference.

(d) Exhibits.

Exhibit		Incorporated by Reference
Number	Description	Form	Exhibit	Filing Date
2.1#	Agreement and Plan of Merger, dated as of May 6, 2021, by and among LifeSci Acquisition II Corp., LifeSci Acquisition II Merger Sub, Inc. and Science 37, Inc.	8-K	2.1	May 7, 2021
3.1	Amended and Restated Certificate of Incorporation.	S-1	3.1	November 5, 2021
3.2	Amended and Restated By-Laws of LifeSci Acquisition II Corp.	8-K	3.2	October 13, 2021
3.3	Amended and Restated By-Laws of Science 37 Holdings, Inc.	8-K	3.3	October 13, 2021
4.1	Specimen Stock Certificate of Science 37 Holdings, Inc.	8-K	4.1	October 13, 2021
4.2	Private Warrant Agreement, dated November 24, 2020, between LSAQ and the Sponsor.	8-K	4.1	November 25, 2020
4.3*	Warrant Exchange Agreement between LSAQ and the Sponsor.
10.1	Letter Agreements, dated November 20, 2020, by and among LSAQ, its officers, its directors and its initial stockholders.	8-K	10.1	November 25, 2020
10.2	Investment Management Trust Agreement, dated November 20, 2020, by and between Continental Stock Transfer & Trust Company and LSAQ.	8-K	10.2	November 25, 2020
10.3	Registration and Stockholders Rights Agreement, dated November 20, 2020, by and among LSAQ and its initial stockholders.	8-K	10.4	November 25, 2020
10.4	Stock Escrow Agreement, dated November 20, 2020, by and among LSAQ, its initial stockholders, and Continental Stock Transfer & Trust Company.	8-K	10.3	November 25, 2020
10.5	Administrative Services Agreement, dated November 20, 2020, by and between the Registrant and LifeSci Capital LLC.	8-K	10.6	November 25, 2020
10.6	Subscription Agreement, dated November 20, 2020, by and among LSAQ and its initial stockholders.	8-K	10.5	November 25, 2020
10.7	Sponsor Support Agreement, dated May 6, 2021, by and among LSAQ and the LifeSci Capital LLC.	8-K	10.1	May 7, 2021
10.8	Form of PIPE Subscription Agreement.	S-4/A	10.10	August 31, 2021
10.9+	Form of Indemnification Agreement.	S-4/A	10.8	August 31, 2021
10.10+	Offer Letter by and between Science 37, Inc. and David Coman, dated November 13, 2019.	S-4	10.15	July 28, 2021
10.11+	Offer Letter by and between Science 37, Inc. and Stephen Geffon, dated November 13, 2019.	S-4	10.16	July 28, 2021
10.12+	Offer Letter by and between Science 37, Inc. and Jonathan Cotliar, dated October 20, 2016.	S-4	10.17	July 28, 2021
10.13+	2021 Science 37 Holdings, Inc. Incentive Award Plan.	S-1	10.13	November 5, 2021
10.14+	Form of Option Agreement under 2021 Science 37 Holdings, Inc. Incentive Award Plan.	8-K	10.14	October 13, 2021

10.15+	Form of Restricted Stock Unit Agreement under 2021 Science 37 Holdings, Inc. Incentive Award Plan.	8-K	10.15	October 13, 2021
10.16+	2021 Science 37 Holdings, Inc. Employee Stock Purchase Plan.	S-1	10.16	November 5, 2021
10.17	Amended and Restated Registration Rights Agreement by and among LSAQ, the Company and certain stockholders.	S-1	10.17	November 5, 2021
10.18*	Sponsor Lock-up Agreement
10.19*	Science 37 Holders Support Agreement
10.20	Director Nomination Agreement	S-1	10.20	November 5, 2021
16.1	Letter from WithumSmith+Brown PC to the U.S. Securities and Exchange Commission dated October 13, 2021.	8-K	16.1	October 13, 2021
21.1	Subsidiaries of the Company.	8-K	21.1	October 13, 2021
99.1	Press release dated October 6, 2021.	8-K	99.1	October 13, 2021
99.2*	Unaudited pro forma condensed combined financial information of the Company.
99.3*	Unaudited condensed consolidated financial statements of the Company as of September 30, 2021 and for the three and nine months ended September 30, 2021 and 2020.
99.4*	Management’s Discussion and Analysis of Financial Condition of the Company as of September 30, 2021 and for the three and nine months ended September 30, 2021 and 2020.

* Filed herewith.

# Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

+ Indicates management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Science 37 Holdings, Inc.

Date:	November 15, 2021	By:	/s/ David Coman
		Name:	David Coman
		Title:	Chief Executive Officer

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